Exhibit 99.2
Newpark Resources, Inc. Investor Presentation MARCH 25, 2009 (NYSE: NR)

2 2 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10- K for the year ended December 31, 2008, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the instability and effect of the credit and capital markets on the economy in general and the oil and gas industry in particular, the access to the credit markets by both Newpark and Newpark's customers; the outlook for drilling activity in North America and the rest of the world; the investigation of the certain accounting matters by the Securities and Exchange Commission; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. This presentation includes certain non-GAAP measures, which Newpark believes assists in an understanding of the ongoing financial results and trends of its business. A reconciliation of these measures to GAPP measures is set forth in an Appendix to this presentation.

3 3 3 Company Overview Specialized provider of: Fluids Systems and Engineering Well Site Construction Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Eastern Europe South America 2008 Revenue $858 million

4 4 2008 Highlights Record total revenues of $858 million, up 28% over 2007 Adjusted non-GAAP income from continuing operations up 25% in 2008 to $0.50 per diluted share (GAAP EPS of $0.44) Fluid Systems & Engineering Improvements in all regions due to higher activity levels, market share gains and pricing improvement Actively expanding International presence New contracts and deepwater opportunities in Brazil Environmental Services segment now back in continuing operations Well Site Construction Services ("Mats") write-downs and right-sizing to market opportunities

5 Market Outlook: 2009 Extremely difficult market for service companies in North America Significant decline in rig activity is causing a decline in revenue and margin compression as competitors are aggressively bidding on new contracts As of March 20, 2009, U.S. rig count is down 47% from its peak in September 20081 We expect to see continued opportunities to grow our international business in the Mediterranean, Middle East and Brazil. We estimate Q1 2009 revenues between $120 million and $130 million and a net loss in the range of 8 cents to 12 cents per share Estimate includes 1 cent to 2 cents of severance costs and excludes the impact, if any, from an evaluation of the carrying value of goodwill 1 Derived from information published by Baker Hughes

6 6 6 Cost Management in a Downturn Began cost cutting initiatives in mid-Q4 2008 To date, we anticipate annual savings of approximately $40 million from actions taken so far Expect to drive additional costs down further in 2009 More cuts, additional focus on transportation, barite, other materials Significant headcount reductions, which includes consultants Salary and wage freeze Reduce overtime and extra pay Reduce discretionary spending Capital expenditure reductions

7 Capital Structure and Liquidity Strong cash flow has allowed $25 million debt reduction over last two years in a growing market Includes $15 million share repurchases in 2008 Bank group comprised of several major banks No significant near- term debt maturities: $10 million per year next four years 7 Capital Structure - Dec. 31, 2008

8 Drilling Fluids - Market Share Our worldwide market share has grown to 8% from 6% just four years ago. Source: Spears & Associates

9 Serves major North America basins; well-positioned to expand Growing market share vis-a-vis other players Approximately 18% share of North American markets served in 2008, up from 16% in 20061 New contracts in Rockies and Gulf Coast with independents and in GOM deepwater with IOC Fluids Systems and Engineering Scope of Operations - North America 1 Source: Company estimate North American Revenues $344 $420 $435 $568 0 100 200 300 400 500 600 2005 2006 2007 2008 Revenues ($MM)

10 10 10 Record year for revenue Targeted growth markets Core: Italy, Algeria, Libya & Tunisia Brazil: Petrobras & IOC's New Market Opportunities: Egypt and the Middle East Recent "landmark" events Two successful wells in Black Sea Offshore work in Libya with IOC's & NOC FY08 Revenue Mix: 80% North America, 20% international: Projected to grow to 30% in 2009 Fluids Systems and Engineering Expanding Internationally Eastern Hemisphere Revenues $40 $62 $87 $123 0 20 40 60 80 100 120 140 2005 2006 2007 2008 Revenues ($MM)

Penetrating Brazilian Offshore Market Newly constructed Brazilian fluids plant, operational in September 2008 New capacity expansion is underway to support new IOC Contributed to the first successful pre-salt well in the Santos basin Won a new contract for land based work Continue to bid on new tenders with IOC's 11 11 * * Locations: Rio de Janeiro, Macae *

12 Environmental Services Maximizing Cash Flows Processes and disposes of E&P waste Non-hazardous oilfield Naturally occurring radioactive waste Industrial waste Leading market position in U.S. Gulf Coast Use low pressure injection techniques Waste disposed into unique geological structures underground $58 $60 $58 $62 56 57 58 59 60 61 62 63 2005 2006 2007 2008 Revenues ($MM)

Well Site Construction Services Minimizing Investment Well Site Services Leverage existing customer relationships Advantage of often being first service provider "on site" Expand product and service offerings in the well site preparation market Expansion and diversification Growth opportunities beyond Gulf Coast region Colorado acquisition Maximize rental versus sales mix Composite Mat Sales Improve returns Expand beyond E&P Sector Redeployed mats to U.K. for use in utility industry 13 13 $92 $101 $90 $90 80 85 90 95 100 105 2005 2006 2007 2008 Revenues ($MM)

14 14 14 Summary Expanding Globally, Maximizing Cash & Managing Capital Reducing costs to meet revenue In North America, 2009 to be tough year with continued reductions in rig count Opportunities to grow, even during downturn, by attracting new customers and entering new markets International market position is relatively stable Growing presence in deepwater projects Maximize liquidity and solid bank group Continue to pay down debt with reduction in working capital

Newpark Resources, Inc. Thank you for your interest!

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21 JP Morgan Calyon Bank of America Wells Fargo Sun Trust Capital One Whitney National Comerica Trustmark Mizuho Bank Group

22 22 22 Experienced Leadership Paul Howes, President & CEO Jim Braun, VP & CFO Mark Airola, GC & Admin Officer Bruce Smith, President Fluids Systems and Engineering Bill Moss, President Mats and Integrated Services Tom Eisenman, President Excalibar Minerals LLC Sammy Cooper, President Environmental Services

23 23 23 23 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation. Management Biographies

24 24 24 24 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. William D. Moss, President Mats & Integrated Services: Bill joined Newpark in June 2008 as President, Mats and Integrated Services. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Management Biographies

25 25 25 25 Samuel L. Cooper, President Environmental Services: Sammy joined Newpark in August 2005 as Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental Management Company, LLC. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services. Management Biographies